                                                                    Exhibit 24.1


                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ Paul C. Suthern
                                    -----------------------------
                                    Signature

                                    PAUL C. SUTHERN
                                    -----------------------------
                                    Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Paul C. Suthern and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ Charles A. Mele
                                    -----------------------------
                                    Signature

                                    CHARLES A. MELE
                                    -----------------------------
                                    Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ Thomas R. Ferguson
                                    -----------------------------
                                    Signature

                                    THOMAS R. FERGUSON
                                    -----------------------------
                                    Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ Mervyn L. Goldstein, MD
                                    -----------------------------
                                    Signature

                                    MERVYN L. GOLDSTEIN, MD
                                    -----------------------------
                                    Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ Ray E. Hannah
                                    -----------------------------
                                    Signature

                                    RAY E. HANNAH
                                    -----------------------------
                                    Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ Roger H. Licht
                                    -----------------------------
                                    Signature

                                    ROGER H. LICHT
                                    -----------------------------
                                    Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ Bernard A. Marden
                                    -----------------------------
                                    Signature

                                    BERNARD A. MARDEN
                                    -----------------------------
                                    Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ James V. Manning
                                    -----------------------------
                                    Signature

                                    JAMES V. MANNING
                                    -----------------------------
                                    Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ Herman Sarkowsky
                                    -----------------------------
                                    Signature

                                    HERMAN SARKOWSKY
                                    -----------------------------
                                    Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ Albert M. Weis
                                    -----------------------------
                                    Signature

                                    ALBERT M. WEIS
                                    -----------------------------
                                    Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Synetic, Inc. relating to the acquisition of The KippGroup (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1999.

                                    /s/ Martin J. Wygod
                                    -----------------------------
                                    Signature

                                    MARTIN J. WYGOD
                                    -----------------------------
                                    Print Name